Exhibit 10.5

SECOND AMENDMENT
TO
CREDIT AGREEMENT
dated as of
November 2, 2012
among

Blueknight Energy Partners, L.P.,
as Borrower,

The Lenders Party Hereto

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

SECOND AMENDMENT CREDIT AGREEMENT

THIS SECOND Amendment to Credit Agreement (this “Second Amendment”) dated as of November 2, 2012, is among BLUEKNIGHT ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Borrower”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.
R E C I T A L S
The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 25, 2010 (as amended by the First Amendment to Credit Agreement dated as of April 1, 2011, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections and Articles in this Second Amendment refer to Sections and Articles of the Credit Agreement.

Section 2.Amendments to Credit Agreement.

2.1    Amendment to Section 1.1. The definition of “Change of Control” is hereby amended by adding the following at the end thereof:

Notwithstanding anything to the contrary contained in this definition, the direct or indirect issuance to and ownership by Mr. Mark Hurley (and his successors and assigns) of a non-voting economic interest in the General Partner shall not constitute a “Change of Control”.

Section 3.Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.1 of the Credit Agreement) (the “Effective Date”):

3.1    The Administrative Agent shall have received from the Required Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Persons.

3.2    The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.3    No Default shall have occurred and be continuing, after giving effect to the terms of this Second Amendment.

Section 4.Miscellaneous.

4.1    Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

4.2    Ratification and Affirmation; Representations and Warranties. The Borrower hereby: (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Credit Agreement in the Guarantee and Collateral Agreement, the Mortgages and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Second Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties made by the Borrower contained in each Loan Document to which it is a party are true and correct in all material respects, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such earlier date and (ii) no Default has occurred and is continuing.

4.3    Loan Document. This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4    Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5    NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6    GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BLUEKNIGHT ENERGY PARTNERS, L.P.

By:	Blueknight Energy Partners G.P., L.L.C., its
general partner

By:	/s/ Alex G. Stallings
Name:	Alex G. Stallings
Title:	Chief Financial Officer

Signature Page to Second Amendment to
Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Robert Traband
Name:	Robert Traband
Title:	Managing Director

Signature Page to Second Amendment to
Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Michel Kermarrec
Name:	Michel KERMARREC
Title:	Vice President

By:	/s/ Mark Lvoff
Name:	Mark LVOFF
Title:	Managing Director

Signature Page to Second Amendment to
Credit Agreement

LLOYDS TBS BANK PLC, as a Lender

By:	/s/ Stephen Giacolone
Name:	Stephen Giacolone
Title:	Assistant Vice President - G011

By:	/s/ Dennis McClellan
Name:	Dennis McClellan
Title:	Assistant Vice President - M040

Signature Page to Second Amendment to
Credit Agreement

SOCIETE GENERALE, as a Lender

By:	/s/ Chad Clark
Name:	Chad Clark
Title:	Managing Director

Signature Page to Second Amendment to
Credit Agreement

NATIXIS, as a Lender

By:	/s/ Daniel Payer
Name:	Daniel Payer
Title:	Managing Director

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Managing Director

Signature Page to Second Amendment to
Credit Agreement

CITIBANK, N.A., as a Lender

By:	/s/ Clinton Gerst
Name:	Clinton Gerst
Title:	Managing Director

Signature Page to Second Amendment to
Credit Agreement

MIZUHO CORPORATE BANK LTD., as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

Signature Page to Second Amendment to
Credit Agreement

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ David C. Brooks
Name:	David C. Brooks
Title:	Director

Signature Page to Second Amendment to
Credit Agreement

VITOL REFINING, B.V., as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to
Credit Agreement

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,

“RABOBANK NEDERLAND”, NEW YORK BRANCH, as a Lender

By:	/s/ Kristin Carlton Malo
Name:	Kristin Carlton Malo
Title:	Executive Director

By:	/s/ Rodney P. Hutchinson
Name:	Rodney P. Hutchinson
Title:	Executive Director

Signature Page to Second Amendment to
Credit Agreement

LIBERTY ISLAND FUNDING 2011-1 LTD., as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to
Credit Agreement
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